UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/21/2006

W&T Offshore, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32414

Texas	72-1121985
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Eight Greenway Plaza, Suite 1330
Houston, Texas 77046
(Address of principal executive offices, including zip code)

(713) 626-8525
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

Tracy W. Krohn, President and CEO of W&T Offshore, Inc. (the "Company"), made a presentation discussing, among other things, the operations of the Company, its historical acquisition and exploitation results, and the pending transaction involving Kerr-McGee's Gulf of Mexico shelf assets at the 34th Annual Howard Weil Energy Conference on Tuesday, March 21, 2006, in New Orleans, Louisiana. There was no web cast of the presentation. The presentation slides are available on the Company's website at www.wtoffshore.com within the Past Events tab of the Webcasts section of the Investor Relations Home page.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T Offshore, Inc.

Date: March 22, 2006	By:	/s/ Stephen A. Landry
Stephen A. Landry
Chief Financial Officer